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                                                                    EXHIBIT 10.2

                             STOCK PLEDGE AGREEMENT

      THIS STOCK PLEDGE AGREEMENT (this "Pledge Agreement") is entered into as of July 11, 2005 among CROWN CRAFTS, INC., a Delaware corporation (the "Company"), the subsidiaries of the Company identified on the signature pages hereto and such other subsidiaries of the Company as may from time to time become party hereto (the "Subsidiary Borrowers") (hereinafter, the Company and the Subsidiary Borrowers are collectively referred to as the "Pledgors" and, individually, as a "Pledgor") and THE CIT GROUP/COMMERCIAL SERVICES, INC. (the "Lender").

                                    RECITALS

      WHEREAS, pursuant to that certain Financing Agreement dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time, the "Financing Agreement"), among the Company, the Subsidiary Borrowers and the Lender, the Lender has agreed to make Revolving Loans and to cause Letters of Credit to be issued upon the terms and subject to the conditions set forth therein; and

      WHEREAS, it is a condition precedent to the effectiveness of the Financing Agreement and the obligations of the Lender to make the Revolving Loans and cause Letters of Credit to be issued under the Financing Agreement that the Pledgors shall have executed and delivered this Pledge Agreement in favor of the Lender.

      NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Financing Agreement.

      2. Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time or otherwise, of the Pledgor Obligations (as defined in Section 3 hereof), each Pledgor hereby pledges and assigns to the Lender, and grants to the Lender, a continuing security interest in any and all right, title and interest of such Pledgor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Pledged Collateral"):

            (a) Pledged Capital Stock. (i) 100% of the issued and outstanding capital stock of each domestic subsidiary set forth on Schedule 2(a) attached hereto and (ii) 65% of the issued and outstanding capital stock entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) ("Voting Equity") and 100% of the issued and outstanding capital stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) ("Non-Voting Equity") of each foreign subsidiary set forth on Schedule 2(a) attached hereto, in each case together with the certificates (or other agreements or instruments), if any, representing such capital stock, and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the capital stock described in Section 2(b) and 2(c) below, the "Pledged Capital Stock"), including, but not limited to, the following:

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                  (y) subject to the percentage restrictions described above, all shares, securities, membership interests or other equity interests representing a dividend on any of the Pledged Capital Stock, or representing a distribution or return of capital upon or in respect of the Pledged Capital Stock, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Capital Stock; and

                  (z) without affecting the obligations of the Pledgors under any provision prohibiting such action hereunder or under the Financing Agreement, in the event of any consolidation or merger involving the issuer of any Pledged Capital Stock and in which such issuer is not the surviving entity, all shares (or other interests) of each class of the capital stock of the successor entity formed by or resulting from such consolidation or merger.

            (b) Additional Interests. (i) 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding capital stock of any Person which hereafter becomes a domestic subsidiary and (ii) 65% (or, if less, the full amount owned by such Pledgor) of the Voting Equity and 100% (or, if less, the full amount owned by such Pledgor) of the Non-Voting Equity of any Person which hereafter becomes a foreign subsidiary, in each case together with the certificates (or other agreements or instruments), if any, representing such capital stock.

            (c) Other Equity Interests. Subject to the percentage restrictions described above, any and all other capital stock owned by any Pledgor in any domestic subsidiary or any foreign subsidiary.

            (d) Proceeds. All proceeds and products of the foregoing, however and whenever acquired and in whatever form.

      Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that a Pledgor may from time to time hereafter deliver additional shares of stock (or other interests) to the Lender as collateral security for the Pledgor Obligations. Upon delivery to the Lender, such additional shares of stock (or other interests) shall be deemed to be part of the Pledged Collateral of such Pledgor and shall be subject to the terms of this Pledge Agreement whether or not Schedule 2(a) is amended to refer to such additional shares (or other interests).

      3. Security for Pledgor Obligations. The security interest created hereby in the Pledged Collateral of each Pledgor constitutes continuing collateral security for all of the following, whether now existing or hereafter incurred (the "Pledgor Obligations"):

            (a) all Obligations; and

            (b) all expenses and charges, legal and otherwise, incurred by the Lender in collecting or enforcing any of the Obligations or in realizing on or protecting any security therefor, including without limitation the security afforded hereunder.

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      4. Delivery of the Pledged Collateral; Perfection of Security Interest.
Each Pledgor hereby agrees that:

            (a) Delivery of Certificates. Each Pledgor shall deliver to the Lender (i) simultaneously with or prior to the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Capital Stock of such Pledgor and (ii) promptly upon the receipt thereof by or on behalf of a Pledgor, all other certificates and instruments constituting Pledged Collateral of a Pledgor. Prior to delivery to the Lender, all such certificates and instruments constituting Pledged Collateral of a Pledgor shall be held in trust by such Pledgor for the benefit of the Lender pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a) attached hereto.

            (b) Additional Securities. If such Pledgor shall receive by virtue of its being or having been the owner of any Pledged Collateral, any (i) certificate, including without limitation, any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares or membership or equity interests, stock splits, spin-off or split-off, promissory notes or other instrument; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise; (iii) dividends payable in securities; or (iv) distributions of securities or other equity interests in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then such Pledgor shall receive such certificate, instrument, option, right or distribution in trust for the benefit of the Lender, shall segregate it from such Pledgor's other property and shall deliver it forthwith to the Lender in the exact form received together with any necessary endorsement and/or appropriate stock power duly executed in blank, substantially in the form provided in Exhibit 4(a), to be held by the Lender as Pledged Collateral and as further collateral security for the Pledgor Obligations.

      5. Representations and Warranties. Each Pledgor hereby represents and warrants to the Lender that so long as any of the Pledgor Obligations remain outstanding or any Loan Document is in effect or any Letter of Credit shall remain outstanding:

            (a) Authorization of Pledged Capital Stock. The Pledged Capital Stock is duly authorized and validly issued, fully paid and non assessable and is not subject to the preemptive rights of any Person. All other shares of capital stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and nonassessable and not subject to the preemptive rights of any Person.

            (b) Title. Each Pledgor has good and indefeasible title to the Pledged Collateral of such Pledgor and will at all times be the legal and beneficial owner of such Pledged Collateral free and clear of any lien. There exists no "adverse claim" within the meaning of Section 8-105 of the Uniform Commercial Code as in effect in the State of North Carolina (the "UCC") with respect to the Pledged Capital Stock of such Pledgor.

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            (c) Exercising of Rights. The exercise by the Lender of its rights and remedies hereunder will not violate any law or governmental regulation or any material contractual restriction binding on or affecting a Pledgor or any of its property.

            (d) Pledgor's Authority. No authorization, approval or action by, and no notice or filing with any Governmental Authority, the issuer of any Pledged Capital Stock or third party is required either (i) for the pledge made by a Pledgor or for the granting of the security interest by a Pledgor pursuant to this Pledge Agreement or (ii) for the exercise by the Lender of its rights and remedies hereunder (except as may be required by laws affecting the offering and sale of securities).

            (e) Security Interest/Priority. This Pledge Agreement creates a valid security interest in favor of the Lender in the Pledged Collateral. The taking possession by the Lender of any certificates representing Pledged Capital Stock and all other certificates and instruments constituting Pledged Collateral will perfect and establish the first priority of the Lender's security interest in such Pledged Capital Stock and such certificates and instruments. Upon obtaining control (as defined in Section 8-106 of the UCC) of any Pledged Capital Stock consisting of uncertificated securities or securities entitlements pursuant to a control agreement between the Lender and the issuer of such uncertificated securities or the securities intermediary, as applicable, or upon filing financing statements in the appropriate jurisdictions, the Lender will acquire a first priority, perfected security interest in such Pledged Capital Stock. Except as set forth in this Section 5(e), no action is necessary to perfect or otherwise protect such security interest.

            (f) No Other Capital Stock. Except as set forth on Schedule 2(a) attached hereto, no Pledgor owns any capital stock of the Company or any of its Subsidiaries as of the date hereof.

            (g) Partnership and Limited Liability Company Interests. Except as previously disclosed to the Lender, none of the Pledged Capital Stock consisting of partnership or limited liability company interests (i) is dealt in or traded on a securities exchange or in a securities market,
      (ii) by its terms expressly provides that it is a security governed by
      Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a "security" or a "financial asset" as such terms are defined in Article 8 of the UCC.

      6. Covenants. Each Pledgor hereby covenants that so long as any of the Pledgor Obligations remain outstanding or any Loan Document is in effect or any Letter of Credit shall remain outstanding, such Pledgor shall:

            (a) Books and Records. Mark its books and records (and shall cause the issuer of the Pledged Capital Stock owned by such Pledgor to mark its books and records) to reflect the security interest granted to the Lender pursuant to this Pledge Agreement.

            (b) Defense of Title. Warrant and defend title to and ownership of the Pledged Collateral of such Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all

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      liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral of such Pledgor or any interest therein, except as permitted under the Financing Agreement and the other Loan Documents.

            (c) Further Assurances. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be reasonably necessary and desirable or that the Lender may reasonably request in order to (i) perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor (including, without limitation, the filing of UCC financing statements and any and all action necessary to satisfy the Lender that the Lender has obtained a first priority perfected security interest in all Pledged Capital Stock); (ii) enable the Lender to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral of such Pledgor; and (iii) otherwise effect the purposes of this Pledge Agreement, including, without limitation and if requested by the Lender, delivering to the Lender irrevocable proxies in respect of the Pledged Collateral of such Pledgor.

            (d) Amendments. Not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of such Pledgor other than pursuant hereto or as may be permitted under the Financing Agreement.

            (e) Compliance with Securities Laws. File all reports and other information now or hereafter required to be filed by such Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of such Pledgor.

            (f) Issuance or Acquisition of Capital Stock. Not without executing and delivering, or causing to be executed and delivered, to the Lender such agreements, documents and instruments as the Lender may reasonably require, issue or acquire any capital stock consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC,
      (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a "security" or a "financial asset" as such terms are defined in Article 8 of the UCC.

      7. Performance of Obligations; Advances by Lender. On failure of any Pledgor to perform any of the covenants and agreements contained herein, the Lender may, at its sole option and in its sole discretion, perform or cause to be performed the same and in so doing may expend such sums as the Lender may deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a lien or potential lien, expenditures made in defending against any adverse claim and all other expenditures which the Lender may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Pledgor Obligations and shall bear interest from the date said amounts are expended at the Default Rate specified in Section 4.2 of the Financing Agreement. No such performance of any covenant or agreement by the Lender on

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behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any default under the terms of this Pledge Agreement or the other Loan Documents. The Lender may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

      8. Events of Default. The occurrence of an event which under the Financing Agreement would constitute an Event of Default (as defined in the Financing Agreement) shall be an event of default hereunder (an "Event of Default").

      9. Remedies.

            (a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Lender shall have, in respect of the Pledged Collateral of any Pledgor, in addition to the rights and remedies provided herein, in the Loan Documents or by law, the rights and remedies of a secured party under the UCC or any other applicable law.

            (b) Sale of Pledged Collateral. Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section and without notice, the Lender may, in its sole discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Lender may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, any Lender may in such event, bid for the purchase of such securities. Each Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by such Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to such Pledgor, in accordance with the notice provisions of Section 12.6 of the Financing Agreement at least ten (10) days before the time of such sale. The Lender shall not be obligated to make any sale of Pledged Collateral of such Pledgor regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (c) Private Sale. Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgors recognize that the Lender may deem it impracticable to effect a public sale of all or any part of the Pledged Collateral and that the Lender may, therefore, determine to make one or more private sales of any such Pledged Collateral to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other

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      terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Lender shall have no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit the issuer of such Pledged Collateral to register such Pledged Collateral for public sale under the Securities Act of 1933, as amended. Each Pledgor further acknowledges and agrees that any offer to sell such Pledged Collateral which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities
      Act of 1933, as amended), or (ii) made privately in the manner described above shall be deemed to involve a "public sale" under the UCC, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, as amended, and the Lender may, in such event, bid for the purchase of such Pledged Collateral.

            (d) Retention of Pledged Collateral. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Lender may, after providing the notices required by Section 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, retain all or any portion of the Pledged Collateral in satisfaction of the Pledgor Obligations. Unless and until the Lender shall have provided such notices, however, the Lender shall not be deemed to have retained any Pledged Collateral in satisfaction of any Pledgor Obligations for any reason.

            (e) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Lender is legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the Default Rate specified in the Financing Agreement, together with the costs of collection and the reasonable fees of any attorneys employed by the Lender to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Pledgor Obligations shall be returned to the Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

      10. Rights of the Lender.

            (a) Power of Attorney. In addition to other powers of attorney contained herein, each Pledgor hereby designates and appoints the Lender and each of its designees or agents as attorney-in-fact of such Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

                  (i) to demand, collect or settle, compromise, adjust and give discharges and releases concerning the Pledged Collateral of such Pledgor, all as the Lender may reasonably determine;

                  (ii) to commence and prosecute any actions at any court for the purposes of collecting any of the Pledged Collateral of such Pledgor and enforcing any other right in respect thereof;

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                  (iii) to defend, settle, adjust or compromise any action, suit or proceeding brought and, in connection therewith, give such discharge or release as the Lender may deem reasonably appropriate;

                  (iv) to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Pledged Collateral of such Pledgor;

                  (v) to direct any parties liable for any payment under any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Lender or as the Lender shall direct;

                  (vi) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral of such Pledgor;

                  (vii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral of such Pledgor;

                  (viii) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the Lender may determine necessary in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated herein;

                  (ix) to exchange any of the Pledged Collateral of such Pledgor or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral of such Pledgor with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Lender may determine;

                  (x) to vote for a shareholder, partner or member resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Capital Stock of such Pledgor into the name of the Lender or into the name of any transferee to whom the Pledged Capital Stock of such Pledgor or any part thereof may be sold pursuant to Section 10 hereof; and

                  (xi) to do and perform all such other acts and things as the
            Lender may reasonably deem to be necessary, proper or convenient in connection with the Pledged Collateral of such Pledgor.

      This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Pledgor Obligations remain outstanding or any Loan Document is in effect or any Letter of Credit shall remain outstanding. The Lender shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and

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      options expressly or implicitly granted to the Lender in this Pledge
      Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Lender shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Lender solely to protect, preserve and realize upon its security interest in the Pledged Collateral.

            (b) Assignment by the Lender. Subject to the terms of the Financing Agreement, the Lendermay from time to time assign the Pledgor Obligations or any portion thereof and/or the Pledged Collateral or any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Lender under this Pledge Agreement in relation thereto.

            (c) The Lender's Duty of Care. Other than the exercise of reasonable care to ensure the safe custody of the Pledged Collateral while being held by the Lender hereunder, the Lender shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Pledgors shall be responsible for preservation of all rights in the Pledged Collateral of such Pledgor, and the Lender shall be relieved of all responsibility for Pledged Collateral upon surrendering it or tendering the surrender of it to the Pledgors. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Lender accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Lender shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Lender has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

            (d) Voting Rights in Respect of the Pledged Collateral.

                  (i) So long as no Event of Default shall have occurred and be continuing, to the extent permitted by law, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of such Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Financing Agreement; and

                  (ii) Upon the occurrence and during the continuance of an
            Event of Default, all rights of a Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of this subsection (d) shall cease and all such rights shall thereupon become vested in the Lender which shall then have the sole right to exercise such voting and other consensual rights.

            (e) Dividend and Distribution Rights in Respect of the Pledged Collateral.

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                  (i) So long as no Event of Default shall have occurred and be continuing and subject to Section 4(b) hereof, each Pledgor may receive and retain any and all dividends (other than stock or ownership interest dividends and other dividends constituting Pledged Collateral which are addressed hereinabove), distributions or interest paid in respect of the Pledged Collateral to the extent they are allowed under the Financing Agreement.

                  (ii) Upon the occurrence and during the continuation of an
            Event of Default:

                        (A) all rights of a Pledgor to receive the dividends,
                  distributions and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this subsection (e) shall cease and all such rights shall thereupon be vested in the Lender which shall then have the sole right to receive and hold as Pledged Collateral such dividends, distributions and interest payments; and

                        (B) all dividends, distributions and interest payments
                  which are received by a Pledgor contrary to the provisions of paragraph (A) of this clause (ii) shall be received in trust for the benefit of the Lender, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Lender as Pledged Collateral in the exact form received, to be held by the Lender as Pledged Collateral and as further collateral security for the Pledgor Obligations.

            (g) Release of Pledged Collateral. The Lender may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien on all Pledged Collateral not expressly released or substituted.

      11. Application of Proceeds. Upon the occurrence and during the continuation of an Event of Default, any payments in respect of the Pledgor Obligations and any proceeds of any Pledged Collateral, when received by the Lender in cash or its equivalent, will be applied as follows: first, to all costs and expenses of the Lender (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection with the implementation and/or enforcement of this Pledge Agreement and/or any of the other Loan Documents; second, to all costs and expenses of the Lender (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection with the implementation and/or enforcement of this Pledge Agreement and/or any of the other Loan Documents; third, to the principal amount of the Pledgor Obligations; fourth, to such of the Pledgor Obligations consisting of accrued but unpaid interest and fees; fifth, to all other amounts payable with respect to the Pledgor Obligations; and sixth, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus. The Pledgors shall remain liable to the Lender for any deficiency.

      12. Costs of Counsel. If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Lender employs counsel to prepare or consider amendments, waivers

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

or consents with respect to this Pledge Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Pledge Agreement or relating to the Pledged Collateral, or to protect the Pledged Collateral or exercise any rights or remedies under this Pledge Agreement or with respect to the Pledged Collateral, then the Pledgors agree to promptly pay upon demand any and all such reasonable costs and expenses of the Lender, all of which costs and expenses shall constitute Pledgor Obligations hereunder.

      13. Continuing Agreement.

            (a) This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Pledgor Obligations remain outstanding or any Loan Document is in effect or any Letter of Credit shall remain outstanding. Upon such payment and termination, this Pledge Agreement shall be automatically terminated and the Lender shall, upon the request and at the expense of the Pledgors, forthwith release all of the liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Pledgors evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Pledge Agreement.

            (b) This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Pledgor Obligations is rescinded or must otherwise be restored or returned by the Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Pledgor Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Pledgor Obligations.

      14. Amendments; Waivers; Modifications. This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 12.2 of the Financing Agreement.

      15. Consent and Waiver. Each Pledgor hereby consents to the pledge by each other Pledgor of such other Pledgor's interests in each issuer of Pledged Capital Stock (each an "Issuer"). Each Pledgor agrees that, without the prior written consent of the Lender, no Pledgor shall take any action that would operate to dilute the interest of any Pledgor in any Issuer other than as permitted by this Pledge Agreement and the Financing Agreement. Each Pledgor further agrees that, upon the written request of the Lender after an Event of Default has occurred and is continuing, any Pledgor may be removed as a member of any Issuer which is a limited liability company and replaced with the assignee designated in such request. If the Lender so requests after an Event of Default has occurred and is continuing, each Pledgor covenants and agrees to execute an amendment to the operating agreement of the relevant Issuer to reflect any such assignee's substitution in place of such Pledgor as a member of such Issuer, provided that such assignee shall adopt such operating agreement, and agrees to be bound by the terms and provisions thereof. In the event that any such assignee is admitted as a member of any Issuer in substitution of a Pledgor, each Pledgor agrees that such assignee shall not be liable for the

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

obligations of such Pledgor with respect to such Issuer arising before such assignee's admission to such Issuer, except to the extent required by law. Each Pledgor agrees that neither the execution and delivery of this Pledge Agreement, the enforcement by the Lender of any of its rights thereunder, or the transfer (or agreement to transfer) by the Lender of any of its rights in any Issuer shall constitute a default under any operating agreement of any Issuer, and each Pledgor expressly waives any rights it may have under any operating agreement of any Issuer as a result of the foregoing. Each Pledgor hereby waives any and all rights under any operating agreement of any Issuer which, whether exercised by such Pledgor or not, would prevent, inhibit or interfere with the granting of a security interest in the Collateral to the Lender, the foreclosure of such security interest in the Collateral by the Lender or the full realization by the Lender of any of its other rights under this Pledge Agreement or the other Loan Documents.

         16. Successors in Interest. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall be binding upon each Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its and permitted assigns; provided, however, that none of the Pledgors may assign its rights or delegate its duties hereunder without the prior written consent of the Lender. To the fullest extent permitted by law, each Pledgor hereby releases the Lender, and its successors and permitted assigns, from any liability for any act or omission relating to this Pledge Agreement or the Pledged Collateral, except for any liability arising from the gross negligence or willful misconduct of the Lender, or its officers, employees or agents.

      18. Notices. All notices required or permitted to be given under this Pledge Agreement shall be in conformance with Section 12.6 of the Financing Agreement.

      19. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.

      20. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.

      21. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial; Venue. THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA. THE PROVISIONS OF THE FINANCING AGREEMENT RELATING TO SUBMISSION TO JURISDICTION, WAIVER OF JURY TRIAL AND VENUE ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

      22. Severability. If any provision of this Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

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

      23. Entirety. This Pledge Agreement and the other Loan Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to this Pledge Agreement or the other Loan Documents or the transactions contemplated herein and therein.

      24. Survival. All representations and warranties of the Pledgors hereunder shall survive the execution and delivery of this Pledge Agreement and the other Loan Documents, the making of the Revolving Credit Loans and the issuance of the Letters of Credit under the Financing Agreement.

      25. Other Security. To the extent that any of the Pledgor Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property owned by a Pledgor), or by a guarantee, endorsement or property of any other Person, then the Lender shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuance of any Event of Default, and the Lender have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Lender shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of the Lender's rights or the Pledgor Obligations under this Pledge Agreement or under any other of the Loan Documents.

      26. Joint and Several Obligations of Pledgors.

            (a) Each of the Pledgors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lender under the Financing Agreement, for the mutual benefit, directly and indirectly, of each of the Pledgors and in consideration of the undertakings of each of the Pledgors to accept joint and several liability for the obligations of each of them.

            (b) Each of the Pledgors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Pledgors with respect to the payment and performance of all of the Pledgor Obligations arising under this Pledge Agreement and the other Loan Documents, it being the intention of the parties hereto that all the Pledgor Obligations shall be the joint and several obligations of each of the Pledgors without preferences or distinction among them.

            (c) Notwithstanding any provision to the contrary contained herein or in any other of the Loan Documents, to the extent the obligations of a Pledgor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each Pledgor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

                  [remainder of page intentionally left blank]

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

      Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                          PLEDGORS:

                                          CROWN CRAFTS, INC.

                                          By: /s/ E. Randall Chestnut
                                              ---------------------------------
                                              E. Randall Chestnut
                                              President and CEO

                                          CROWN CRAFTS INFANT PRODUCTS, INC.

                                          By: /s/ E. Randall Chestnut
                                              ---------------------------------
                                              E. Randall Chestnut
                                              Vice President

                                          CHURCHILL WEAVERS, INC.

                                          By: /s/ E. Randall Chestnut
                                              ---------------------------------
                                              E. Randall Chestnut
                                              Vice President

                                          HAMCO, INC.

                                          By: /s/ E. Randall Chestnut
                                              ----------------------------------
                                              E. Randall Chestnut
                                              President and CEO

           Accepted and agreed to as of the date first above written.

                                          LENDER:

                                          THE CIT GROUP/COMMERCIAL
                                          SERVICES, INC.

                                          By: /s/ William Johanessen
                                              ----------------------------------
                                              William Johanessen
                                              Senior Vice President

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